UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2012

TRANSATLANTIC PETROLEUM LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Akmerkez B Blok Kat 6 Nispetiye Caddesi 34330 Etiler, Istanbul, Turkey	None
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +90 212 317 25 00

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Viking International and Viking Petrol Master Services Agreements. On June 13, 2012, in connection with the closing of the transactions contemplated by the Stock Purchase Agreement (as defined below), TransAtlantic Petroleum Ltd. (the “Company”) entered into separate Master Services Agreements (each, an “Agreement”) with each of Viking International Limited (“VIL”) and Viking Petrol Sahasi Hizmetleri A.S. (“VOS” and together with VIL, the “Contractors”). Pursuant to the Agreements, the Contractors agreed to provide services, including acid stimulation, cementing, coiled tubing, dirt and construction, drilling fluids and services, drilling rigs, directional drilling (including down hole motors and tools), fracture stimulation, mud logging, nitrogen, rentals and fishing tools, trucking, underbalanced, water, work over rigs, cased hold wire line and roustabout services (collectively, the “Services”) and materials, including the furnishing, sale, lease or rental of labor, equipment, vehicles, tools, instruments, materials, supplies, goods, machinery or other products (collectively, the “Materials”) to the Company from time to time in Bulgaria, Romania, Turkey and certain other specified countries as set forth in the Agreements. At any time when the Company desires Services or Materials to be provided under the Agreements, the Services or Materials to be provided by the Contractors are to be set forth in a drilling contract or work order between the parties. Under the terms of the Agreements, the Company will pay the Contractors for the Services in accordance with the prices set forth in a price book, as adjusted annually by the parties.

Pursuant to the Agreements, the Company is entitled to terms (including pricing) that are at least as favorable to the Company as those offered by the Contractors to other customers for products or services identical or substantially similar to, and in the same geographic region as, the Services or Materials. In addition, the Contractors have the right to bid or quote for any Services or Materials requested or subjected to a competitive bidding process by the Company and, if a third party bid is lower than the bid offered by the Contractor for such Services or Materials, the Contractors have the right to bid at a price equal to ninety-nine percent (99%) of the price of such lower bid.

The Agreements have a five-year term and automatically renew for successive one-year terms, unless terminated upon prior written notice by either party. Each of the Agreements has terms consisting of two phases. For the first four months, the Contractors are required to provide the Company with any and all Services and Materials utilizing equipment, personnel and capacity that it has available, with the Company possessing a right of first refusal, on a firm basis, for any Services or Materials that the Contractors propose to provide to third parties. For the remainder of the term, certain Services and Materials can be contracted for on a firm basis, at less than 100% utilization, and for such periods and upon such terms as the Company and the Contractors may agree, with the Contractors free to contract with third parties for the remaining capacity in the event that the Company does not utilize all of Contractors’ capacity. The Agreements are subject to events of default and may be terminated upon prior written notice if the other party: (i) enters bankruptcy or receivership, (ii) makes an assignment for the benefit of creditors, or (iii) commits a material breach of the Agreement. The Agreements contain customary representations, warranties, covenants, confidentiality provisions and indemnification rights.

The foregoing description of the Agreements do not purport to be complete and is qualified in its entirety by reference to the actual terms of the Agreements, which are filed as Exhibits 10.1 and 10.2 hereto, and are incorporated herein by reference.

Viking Geophysical Master Services Agreement. On June 13, 2012, in connection with the closing of the transactions contemplated by the Stock Purchase Agreement, the Company and Viking Geophysical Services, Ltd. (“VGS”) also entered into a Master Services Agreement (the “VGS Agreement”). Pursuant to the VGS Agreement, VGS agreed to provide geophysical services (the “VGS Services”) and materials, including the furnishing, sale, lease or rental of labor, equipment, vehicles, tools, instruments, materials, supplies, goods, machinery or other products (collectively, the “VGS Materials”) to the Company from time to time in Bulgaria, Romania, Turkey and certain other specified countries as set forth in the VGS Agreement. At any time when the Company desires the VGS Services or VGS Materials to be provided under the VGS Agreement, the VGS Services or VGS Materials are to be set forth in a work order between the parties, along with the consideration and basis for payment.

Pursuant to the VGS Agreement, the Company is entitled to terms (including pricing) that are at least as favorable to the Company as those offered by VGS to other customers for products or services identical or substantially similar to, and in the same geographic region as, the VGS Services or VGS Materials. In addition, VGS has the right to bid or quote on for any VGS Services or VGS Materials requested or subjected to a competitive bidding process by the Company and, if a third party bid is lower than the bid offered by VGS for such VGS Services or VGS Materials, VGS has the right to bid at a price equal to ninety-nine percent (99%) of the price of such lower bid.

The VGS Agreement is subject to a five-year term and automatically renews for successive one-year terms, unless terminated upon prior written notice by either party. The term of the VGS Agreement consists of two phases. For the first four months, VGS is required to provide the Company with any and all VGS Services and VGS Materials utilizing equipment, personnel and capacity that it has available, with the Company possessing a right of first refusal, on a firm basis, for any VGS Services or VGS Materials that VGS proposes to provide to third parties. For the remainder of the term, VGS Services and VGS Materials can be contracted for on a firm basis, at less than 100% utilization, and for such periods and upon such terms as the Company and VGS may agree, with VGS being free to contract with third parties for the remaining capacity in the event that the Company does not utilize all of VGS’ capacity. The VGS Agreement is subject to events of default and may be terminated upon prior written notice if the other party: (i) enters bankruptcy or receivership, (ii) makes an assignment for the benefit of creditors, or (iii) commits a material breach of the VGS Agreement. The VGS Agreement contains customary covenants, confidentiality provisions and indemnification rights.

The foregoing description of the VGS Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the VGS Agreement, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

Transition Services Agreement. On June 13, 2012, in connection with the closing of the transactions contemplated by the Stock Purchase Agreement, the Company and Viking Services Management, Ltd. (“Viking Management”) entered into a Transition Services Agreement (the “Transition Agreement”).

Pursuant to the Transition Agreement, the Company and its subsidiaries will provide certain services to Viking Management in connection with the acquisition of each of VIL, VGS and Viking Oilfield Services SRL (“SRL” and collectively, “Viking”). The services to be provided under the Transition Agreement include: (i) the continued use of certain employees of TransAtlantic Exploration Mediterranean International Pty Ltd (“TEMI”), (ii) the continued use of certain independent contractors that are currently contracted for by TEMI, (iii) the continued guarantee by the Company of leases for flats in Turkey until the primary remaining term of the leases expire, (iv) the provision of Turkish legal advice and services from the Company’s Turkish legal department, (v) provision of Turkish tax advice and services from the Company’s Turkish tax department, (vi) the continued use of certain office space in Akmerkez, Istanbul, Turkey that is currently provided to VIL, (vii) the provision of information technology support services, (viii) the continued use of certain software within the Company’s information technology infrastructure, and (ix) any and all other services, software or licenses that are currently being provided by the Company or its subsidiaries to Viking Management (collectively, the “Transition Services”). Additionally, Viking Management agreed to cause Viking Uluslararasi Enerji Hizmetleri Yonetemi Limited Sirketi to allow the Company’s subsidiaries continued use (“Use”) of certain office space and yard space that is currently provided to those subsidiaries.

The Transition Agreement has a two-year term, unless all or any portion of the Transition Services or the Use is terminated upon prior written notice by either party. Viking Management and Viking agreed to use commercially reasonable efforts to eliminate their need for Transition Services as soon as practicable following the closing of the Stock Purchase Agreement. Under the terms of the Transition Agreement, Viking Management agreed to pay fees based on the actual costs of Services provided and the Company agreed to pay fees based on the actual cost of the Use provided. The Transition Agreement contains customary covenants, confidentiality provisions, indemnification rights and termination rights.

The foregoing description of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Transition Agreement, which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

Convertible Promissory Note. On June 13, 2012, in connection with the closing of the transactions contemplated by the Stock Purchase Agreement, Dalea Partners, LP (“Dalea”) issued an $11.5 million convertible promissory note (the “Note”) payable to the Company. The Note bears interest at a rate of 3.0% per annum and is guaranteed by N. Malone Mitchell, 3rd, the Company’s chairman of the board of directors and chief executive officer. Interest payments are due on January 1, April 1, July 1 and October 1 of each year, beginning on July 1, 2012. Any sum not paid when due will bear interest at a rate of eight percent (8%) per annum. Dalea may prepay any amounts owed under the Note without premium or penalty.

The entire unpaid principal balance of the Note and all accrued and unpaid interest is due and payable on the first to occur of:

(a) June 13, 2017;

(b) the consummation of an underwritten initial sale to the public of equity securities by Viking Services B.V. (the “Buyer”) or any person that beneficially owns, directly or indirectly, at least a majority of Buyer’s outstanding equity securities (an “IPO”);

(c) the sale or transfer by Buyer of at least a majority of the outstanding equity interests, including by merger, consolidation, reorganization, or otherwise, or substantially all of the assets, of VIL or VGS to any person other than a controlled affiliate of Buyer;

(d) whether by means of a single transaction, a series of related transactions or one or more unrelated transactions, including by operation of law, a reduction of the direct or indirect aggregate beneficial ownership of Buyer’s outstanding equity interests by Dalea, any controlled affiliate of Dalea and/or any trust or entity established for the benefit of Mr. Mitchell or any of his immediate family members (each, a “Permitted Transferee”), to less than thirty-five percent (35%); or

(e) the occurrence of any of the following with respect to Buyer or Dalea: (A) the sale, lease, assignment, gift, pledge, transfer or other disposition in one or a series of related transactions, including by operation of law, of all or substantially all of the assets of Buyer or Dalea to any person or group (as such term is used under Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, and applicable regulations), other than any person or group that beneficially owns a controlling equity interest in Buyer or Dalea, as applicable, any controlled affiliates of the foregoing, or any Permitted Transferee; or (B) the acquisition, directly or indirectly, by any person or group of beneficial ownership of more than 50% of the aggregate voting power of Buyer or Dalea, other than any person or group that beneficially owns a controlling equity interest in Buyer or Dalea, as applicable, any of their controlled affiliates, or any Permitted Transferee.

If Dalea has given its prior written approval of a conversion of the indebtedness evidenced by the Note, and if the Company so elects, upon the consummation of an IPO by the Buyer, any outstanding indebtedness (including accrued but unpaid interest) evidenced by the Note (the “Outstanding Balance”) would be converted into the number of shares of stock offered in the IPO (the “Conversion Shares”) equal to (a) the Outstanding Balance, divided by (b) the per share purchase price paid by the public in the IPO.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the actual terms of the Note, which is filed as Exhibit 10.5 hereto and is incorporated herein by reference.

Material Relationships. VOS is indirectly 97% owned by Mr. Mitchell, the Company’s chairman of the board of directors and chief executive officer, his children and his son-in-law. In addition, Mr. Mitchell and his wife indirectly own 100% of Dalea, and Mr. Mitchell indirectly owns 50% of Viking Management and 49.5% of Buyer. Buyer owns 100% of each of VIL, VGS and SRL. Since the beginning of 2011, the Company has entered into various transactions with Mr. Mitchell and various companies formed and owned or controlled by Mr. Mitchell (including VOS and Dalea) that are primarily focused on investing in energy opportunities. These transactions are described in the section entitled “Certain Relationships and Related Transactions” in the Company’s Definitive Proxy Statement on Schedule 14A filed on April 30, 2012 and are incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

VOS Management Services Agreement. Effective June 13, 2012, in connection with the closing of the transactions contemplated by the Stock Purchase Agreement, the Company terminated the Management Services Agreement, dated as of April 20, 2012 (the “VOS Agreement”), by and between the Company and VOS. No early termination penalties were incurred by the Company in connection with the termination of the VOS Agreement.

A description of the material terms of the VOS Agreement can be found in the Company’s Current Report on Form 8-K filed on April 26, 2012, which description is incorporated herein by reference. The information set forth in Item 1.01 is hereby incorporated by reference into this Item 1.02.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Closing of Stock Purchase Agreement. On June 13, 2012, the Company closed the transactions contemplated by that certain Stock Purchase Agreement dated March 15, 2012 (the “Stock Purchase Agreement”) by and between the Company, VIL, VGS, SRL, TransAtlantic Worldwide, Ltd. (“TAW”), Longe Energy Limited (“Longe”), TransAtlantic Petroleum (USA) Corp. (“USA”), TransAtlantic Petroleum Cyprus Limited (“Cyprus” and together with TAW, Longe and USA, “Sellers”) and Dalea. Sellers are wholly owned subsidiaries of the Company and prior to closing, each of VIL, VGS and SRL were wholly owned subsidiaries of the Company.

Pursuant to the Stock Purchase Agreement, Buyer purchased all of the issued and outstanding shares of each of VIL, VGS and SRL for an aggregate purchase price of $167.2 million (the “Purchase Price”), consisting of $155.7 million in cash and an $11.5 million promissory note from Dalea. As described in Item 1.01 above, the promissory note is payable five years from the date of issuance or earlier upon the occurrence of certain specified events, bears interest at a rate of 3.0% per annum and is guaranteed by Mr. Mitchell. Buyer is a joint venture owned by Dalea and funds advised by Abraaj Investment Management Limited (an affiliate of Abraaj Capital Holdings Limited, one of the leading private equity groups investing in emerging markets). Mr. Mitchell, the Company’s chairman of the board of directors and chief executive officer, and his wife own 100% of Dalea.

The Purchase Price was negotiated and approved by a special committee of four of the Company’s independent directors (the “Special Committee”). The Special Committee retained an independent financial advisor to assist it in evaluating and negotiating the Purchase Price. In approving the Purchase Price, the Special Committee based its decision in part on an opinion from the independent financial advisor, subject to certain assumptions and limitations as provided therein, that the consideration to be paid by the Buyer was fair, from a financial point of view, to the Company.

A description of the material terms of the Stock Purchase Agreement can be found in the Company’s Current Report on Form 8-K filed on March 20, 2012, which description is incorporated herein by reference. The information set forth in Item 1.01 is hereby incorporated by reference into this Item 2.01.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Attached as Exhibits 99.1, 99.2 and 99.3 hereto and incorporated by reference herein are the following unaudited pro forma condensed consolidated financial statements of the Company:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2012.

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2012.

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Master Services Agreement, dated June 13, 2012, by and between TransAtlantic Petroleum Ltd. and Viking International Limited.

10.2	Master Services Agreement, dated June 13, 2012, by and between TransAtlantic Petroleum Ltd. and Viking Petrol Sahasi Hizmetleri A.S.

10.3	Master Services Agreement, dated June 13, 2012, by and between TransAtlantic Petroleum Ltd. and Viking Geophysical Services, Ltd.

10.4	Transition Services Agreement, dated June 13, 2012, by and between TransAtlantic Petroleum Ltd. and Viking Services Management, Ltd.

10.5	Convertible Promissory Note, dated June 13, 2012, made by Dalea Partners, LP. for the benefit of TransAtlantic Petroleum Ltd.

99.1	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2012.

99.2	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2012.

99.3	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2012

TRANSATLANTIC PETROLEUM LTD.

	By:	/s/ Jeffrey S. Mecom
Jeffrey S. Mecom
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Master Services Agreement, dated June 13, 2012, by and between TransAtlantic Petroleum Ltd. and Viking International Limited.

10.2	Master Services Agreement, dated June 13, 2012, by and between TransAtlantic Petroleum Ltd. and Viking Petrol Sahasi Hizmetleri A.S.

10.3	Master Services Agreement, dated June 13, 2012, by and between TransAtlantic Petroleum Ltd. and Viking Geophysical Services, Ltd.

10.4	Transition Services Agreement, dated June 13, 2012, by and between TransAtlantic Petroleum Ltd. and Viking Services Management, Ltd.

10.5	Convertible Promissory Note, dated June 13, 2012, made by Dalea Partners, LP for the benefit of TransAtlantic Petroleum Ltd.

99.1	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2012.

99.2	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 2012.

99.3	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011.